GUARANTEE
TO:    PRINCE EDWARD ISLAND CENTURY 2000 FUND INC., a body corporate, duly incorporated under the laws of the Province of Prince Edward Island.
IN CONSIDERATION of Prince Edward Island Century 2000 Fund Inc., (hereinafter called the “Lender”), dealing with Aqua Bounty Canada Inc. (hereinafter referred to as the “Borrower”), the undersigned and each of them (if more than one) hereby jointly and severally guarantees payment to the Lender of all present and future debts and liabilities (hereinafter called the “liabilities”), direct or indirect, absolute or contingent, matured or otherwise, now or at any time and from time to time hereafter due or owing to the Lender, from or by the Borrower, whether incurred by the Borrower alone or jointly with any corporation, person or persons or otherwise howsoever.
AND the undersigned and each of them (if more than one), hereby jointly and severally agree(s) with the Lender as follows:

1.	In this Guarantee, the word Guarantor shall mean the undersigned and if there is more than one, it shall mean each of them.

2.
This Guarantee shall not be affected by the death or loss or diminution of capacity of the Borrower or of the Guarantor or by any change in the name of the Borrower or in the membership of the firm of the Borrower or through the death or retirement of one or more partners or the introduction of one or more partners or otherwise, or by the acquisition of the business of the Borrower by a corporation, firm or person or by any change whatsoever in the objects, capital structure or constitution of the Borrower, or by the Borrower, or the business of the Borrower, being amalgamated with a corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event had not happened, and shall apply to all the liabilities whether theretofore or thereafter incurred or arising and in this instrument the word “Borrower” shall include every such firm and corporation.

3.
All monies, advances renewal and credits in fact borrowed or obtained from the Lender shall be deemed to form part of the liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Borrower or of the directors, partners or agents thereof, or that the Borrower may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Lender or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Lender on demand with interest and accessories as herein provided.

4.	It is further agreed that this shall be a continuing Guarantee, and shall cover and secure any ultimate balance owing to the Lender.

5.
This Guarantee will not be diminished or modified on account of any act of the Lender which would prevent subrogation operating in favour of the Guarantor. It is agreed that the Lender without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from, and give up or release any or part of the securities held, may abstain from taking, perfecting, registering or renewing securities or from realizing on securities, may accept compositions and otherwise deal with the borrower and with any other person or persons, including any of the Guarantors, and dispose of any securities held by the Lender as it may see fit and that all dividends, compositions and monies received by the Lender from the Borrower or from any other person or estate, capable of being applied by the Lender in reduction of the liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Lender shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Lender shall be entitled to prove against the estate of the Borrower upon any insolvency or winding up, in respect of the whole of the said liabilities. The Guarantor shall have no right to be subrogated to the Lender until the Lender shall have received payment in full of its claims against the Borrower with interest and costs.

6.
The Lender shall not be obligated to exhaust its recourse against the Borrower or other persons or the securities it may hold before being entitled to payment from the Guarantor of all and every of the liabilities hereby guaranteed and it shall not be obliged to offer or deliver its securities before its whole claim has been paid. The Guarantor renounces all benefits of discussion and division.

7.
It is further hereby expressly declared that if there is more than one Guarantor of the liabilities or any part thereof, the release of any of the Guarantors from his or their liability thereunder shall not affect the liability of the remaining Guarantor or Guarantors which shall remain unimpaired and still in full force and effect as if the Guarantor or Guarantors so released had not been a Guarantor of the said liabilities or any part thereof.

8.
All indebtedness and liability, present and future of the Borrower to the Guarantor are hereby assigned to the Lender and postponed to the liabilities of the Borrower to the Lender, present and future. All monies received by the Guarantor or his representatives shall be held as trustee for the Lender and shall be paid over to the Lender.

9.
The Guarantor shall make payment to the Lender of the amount of his liability forthwith after demand therefore is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Lender is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the liabilities of the Borrower to the Lender. All payments to the Lender hereunder shall be made to the Lender at its Head Office.

10.
Notwithstanding anything set out in any security, taken from the Borrower, the Lender will not in any way be responsible for either the holding or the supervision of insurance of insurance policies required to be maintained under any covenants to insure contained in any said security or the verification of the compliance with respect to any such covenants to insure and the Lender’s permissive power to place insurance on any assets mortgaged to it by the Borrower and contained in any such security is in its sole and absolute discretion. The Guarantor acknowledges that the Lender’s action or lack of action in such holding, supervision, verification, or in its permissive powers shall in no way diminish the Guarantor’s liability hereunder.

11.
This Guarantee shall be operative and binding upon every signatory hereof notwithstanding the nonexecution hereof by and other proposed signatory or signatories, and the undersigned acknowledges that this Guarantee has been delivered free of any conditions and that no representations have been made to the undersigned affecting the liability of the undersigned under this Guarantee save as may be specifically embodied herein, and agrees that this Guarantee is in addition to and not in substitution for any other guarantees held or which may hereafter be held by the Lender, by whomsoever given, and any present or future obligation to the Lender incurred or arising otherwise than under a Guarantee or the undersigned or any of them, or of any other obligant, whether bound with or apart from the Borrower; excepting, any Guarantee accepted for cancellation on delivery of this instrument.

12.
This Guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between themselves and with the Borrower and also upon the heirs, executors, administrators and successors and assigns of the Guarantor and will extend to the benefit of the successors and assigns of the Lender.

13.
The undersigned and each of them shall be bound by any accounts settled between the Lender and the Borrower, and if no such account has been so settled immediately before demand of payment under this Guarantee any account stated by the Lender shall be accepted by the undersigned and each of them as conclusive evidence of the amount which at the date of the account so stated is due by the Borrower to the Lender or remains unpaid by the Borrower to the Lender.

14.
This Guarantee shall be construed in accordance with the laws of the Province of Prince Edward Island and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guarantee may be instituted in the Courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said Courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Lender’s right to bring proceedings against the Guarantor elsewhere.

15.
The undersigned or any of them may, by notice in writing delivered to the Lender determine their or his liability under this Guarantee in respect of liabilities thereafter incurred or arising but not in respect of any liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Lender may fulfill any requirements of the Borrower based on agreements expressed or implied made prior to the receipt of such notice and any resulting liabilities shall be covered by this Guarantee; and provided further that in the event of the determination of this Guarantee as to one or more of the undersigned it shall remain a continuing Guarantee as to the other or others of the undersigned.

16.
The undersigned and each of them if more than one, acknowledges having read the contents of this Guarantee before signing it and declares that he or they, if more than one, understands the terms, conditions and undertakings contained herein.

IN WITNESS WHEREOF this Guarantee has been duly executed at Maynard, in the State of Massachusetts, this     9th     day of October, 2018.

SIGNED SEALED & ATTESTED TO in the presence of:	AQUA BOUNTY TECHNOLOGIES INC.
	Per:	/s/ David A. Frank
/s/ Christopher H. Martin
Witness	Per: